UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2006

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GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150
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(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                              14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

The Registrant filed a Form 8-K on September 14, 2006, reporting the furnishing of certain selected, unaudited financial results adjusted to reflect discontinued operations for the years ended December 31, 2001, December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and the trailing twelve month period ended June 30, 2006 (the “Financial Information”) pursuant to the requirements of Regulation FD. Subsequently the Registrant revised the Financial Information and is now furnishing such revised Financial Information in accordance with the provisions of Regulation FD.  The Registrant therefore hereby amends the following items of its Form 8-K filed September 14, 2006 as follows:

ITEM 7.01.  Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K, the Registrant has furnished certain selected, unaudited financial results adjusted to reflect discontinued operations for the years ended December 31, 2001, December 31, 2002, December 31, 2003, December 31, 2004,

December 31, 2005 and the trailing twelve month period ended June 30, 2006.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.  By filing this Current Report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01.  Financial Statements and Exhibits

(a)       Financial Statements of Businesses Acquired – None

(b)       Pro Forma Financial Information – None

(c)

Exhibits.

99.1

Unaudited financial results adjusted to reflect discontinued operations for the years ended December 31, 2001, December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and the trailing twelve month period ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

September 22, 2006

GIBRALTAR INDUSTRIES, INC.

/s/ David W. Kay_____________________

Name:  David W. Kay
Title:    Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1

 Unaudited financial results adjusted to reflect discontinued operations for the years ended December 31, 2001, December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and the trailing twelve month period ended June 30, 2006.